UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2007

BIOMET, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Indiana	0-12515	35-1418342
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

56 East Bell Drive

Warsaw, Indiana 46582

(Address of Principal Executive Offices, Including Zip Code)

(574) 267-6639

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K filed on January 19, 2007 (the “Initial Form 8-K”) is filed by Biomet, Inc. (“Biomet”) to amend and restate in its entirety the preliminary unaudited consolidated financial statements and related preliminary disclosures furnished as Exhibit 99.1 to the Initial Form 8-K.  On March 30, 2007, Biomet publicly disclosed that Biomet’s previously issued financial statements and any related reports of its independent registered public accounting firm should not be relied upon.  As a result of this disclosure, Biomet has revised Exhibit 99.1 to the Initial Form 8-K to clarify that the:

•              preliminary consolidated balance sheets at May 31, 2006,

•              preliminary consolidated statements of income for the three and six months ended November 30, 2005, and

•              preliminary consolidated statements of cash flow for the six months ended November 30, 2005,

should no longer be relied upon.  See, Current Report on Form 8-K filed by Biomet on March 30, 2007.

No attempt has been made in this Form 8-K/A to modify or update the disclosures or financial statements in the Initial Form 8-K except as described above.  This Form 8-K/A continues to describe conditions as of the date of Initial Form 8-K, and the disclosures and financial statements contained herein have not been updated to reflect events, results or developments that occurred after the Initial Form 8-K, or to modify or update those disclosures or financial statements affected by subsequent events (other than as described above). Among other things, forward-looking statements made in the Initial Form 8-K have not been revised to reflect events, results or developments that occurred or facts that became known to Biomet after the date of the Initial Form 8-K, and such forward-looking statements should be read in conjunction with Biomet’s filings with the SEC subsequent to the filing of the Initial Form 8-K.

The preliminary unaudited consolidated financial statements and related preliminary disclosures furnished as Exhibit 99.1 will be superseded by Biomet’s Quarterly Report on Form 10-Q for the period ended November 30, 2006, when filed by Biomet with the Securities and Exchange Commission.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Document
3.1	Articles of Amendment to the Amended Articles of Incorporation filed January 19, 2007 (Filed with Initial Form 8-K).

99.1	Preliminary Quarterly Report for the Period Ended November 30, 2006 (Revised as of April 20, 2007).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused Amendment No. 1 to this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMET, INC.

/s/ Bradley J. Tandy
By: Bradley J. Tandy
Its: Senior Vice President, Acting General Counsel and Secretary

Date: April 20, 2007